EXHIBIT 10(f)(2)

                                AMENDMENT NO 1
                                      TO
                               1997 RESTATEMENT
                                      OF
                               XEROX CORPORATION
                    UNFUNDED SUPPLEMENTAL RETIREMENT PLAN


                             W I T N E S S E T H:
                             - - - - - - - - - -

WHEREAS, Xerox Corporation (the "Company") has adopted the Unfunded Supplemental Retirement Plan, which is presently set forth in the "1997 Restatement of Xerox Corporation Unfunded Supplemental Retirement Plan," (the "Plan")

WHEREAS, the Company desires to amend the Plan,

NOW, THEREFORE, the Plan is hereby amended as follows:

The first full paragraph in Section 6. A. following subsection (b) is hereby amended to read in its entirety as follows:

1. "'Average Monthly Compensation' shall be determined under RIGP without regard to the dollar limitation contained in the Plan as required by
    Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, or any successor thereto; and, notwithstanding the above, shall also include any compensation provided under the Xerox Corporation CEO Challenge Bonus Program."

The effective date of this amendment is as of the date hereof. In all other respects the Plan shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed and its corporate seal affixed this 17th day of March, 2000.

                                         XEROX CORPORATION



                                         BY: /s/ Patricia M. Nazemetz
                                             ---------------------------
                                                    Vice President
ATTEST:

/s/ Martin S. Wagner
-------------------------
   Assistant Secretary